Supplement, dated October 31, 2006, to the
                         Prospectus, dated May 1, 2006,
                                       for
                           Tri-Continental Corporation
                               (the "Corporation")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Corporation's Prospectus.

The fifth and sixth paragraphs under the caption entitled "Management of the Corporation - The Manager" which appear on page 14 of the Corporation's Prospectus are hereby deleted in their entirety. As of such date, the Corporation will continue to be managed by the Manager's Core Investment Team, headed by Mr. John B. Cunningham, the Corporation's Portfolio Manager.

The following information supersedes and replaces the seventh paragraph under the caption entitled "Management of the Corporation - The Manager" which appears on page14 of the Corporation's Prospectus:

The Corporation's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Corporation.

                   Supplement, dated October 31, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                                       for
                           Tri-Continental Corporation
                               (the "Corporation")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Corporation's Statement of Additional Information, dated May 1, 2006 ("SAI").

The biography under the caption "DIRECTORS AND OFFICERS" on page 7 of the SAI relating to Mr. Michael F. McGarry is hereby deleted in its entirety.

The information relating to Mr. Michael F. McGarry contained under the caption "PORTFOLIO MANAGERS" which begins on page 12 of the SAI is hereby deleted in its entirety.